Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

            The Quarterly Report of Form 10-Q for the three months ended January 31, 2008 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2008                       /S/ Michael E. Schultz
                                           -----------------------
                                           Chief Executive Officer

Date: March 12, 2008                       /S/ Reginald Schauder
                                           -----------------------
                                           Chief Financial Officer

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